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                                                                      EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of First USA, Inc. of our report dated July 17, 1996, except for Note D as to which the date is August 19, 1996, included in the 1996 Annual Report to Shareholders of First USA, Inc.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-11245) pertaining to the First USA, Inc. Employee Stock Purchase Plan, the Registration Statements (Form S-8 No. 33-71190) and (Form S-8 No. 333-03469) pertaining to the First USA, Inc. 1991 Stock Option P1an, the Registration Statement (Form S-8 No. 33-71188) pertaining to the First USA, Inc. Employee Stock Option P1an, the Registration Statement (Form S-8 No. 33-71192) pertaining to the First USA, Inc. Management Investors Performance Stock Option Plan, the Registration Statement (Form S-8 No. 33-71186) pertaining to the First USA, Inc. Management Investors Stock Option Plan, the Registration Statement (Form S-8 No. 33-88676) pertaining to the First USA, Inc. Amended and Restated Outside Directors Option Plan, the Registration Statements (Form S-8 No. 33-88678) and (Form S-8 No. 333-03469) pertaining to the First USA, Inc. 1994 Restricted Stock P1an, the Registration Statement (Form S-8 No. 333-11265) pertaining to the First USA Retirement Savings Plan, the Registration Statement (Form S-8 No.333-07025) pertaining to the First USA Deferred Compensation Plan, the Registration Statements (Form S-4 No. 33-79026) and (Form S-4 No. 33-95478) pertaining to the offering of common stock for acquisitions by First USA, Inc., and the Registration Statement (Form S-3 No. 33-98552) pertaining to the Dividend Reinvestment and Stock Purchase Plan and in the related prospectuses our report dated July 17, 1996, except for Note D as to which the date is August 19, 1996, with respect to the consolidated financial statements incorporated herein by reference.



                                            /s/ ERNST & YOUNG LLP

Dallas, Texas
September 26, 1996